Offerings - Offering: 1	Oct. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 8,269,243.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,141.98
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 539,347 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Class Y Share, Class I Shares and Class R Share as of close of business on September 30, 2025 of $15.33, $15.33 and $15.20, respectively.